UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2008

GREENLIGHT CAPITAL RE, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands

(State or Other Jurisdiction of Incorporation)

001-33493 (Commission File Number)	N/A (IRS Employer Identification No.)

802 West Bay Road The Grand Pavilion P.O. Box 31110 Grand Cayman, Cayman Islands (Address of Principal Executive Offices)	KY1-1205 (Zip Code)

(345) 943-4573
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 18, 2008, Greenlight Capital Re, Ltd. issued a press release announcing its operating results for the fourth quarter and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release, dated March 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2008	GREENLIGHT CAPITAL RE, LTD.
	By:	/s/ Tim Courtis
Tim Courtis Chief Financial Officer